Investor Overview 2026

Forward Looking Statements, Non-GAAP Disclosure, & Definitions 2 This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws that are subject to the safe harbor created by such laws and other legal protections. Caution should be taken not to place undue reliance on any such forward-looking statements because actual results may differ materially from the results suggested by these statements. These forward-looking statements are made only as of the date of this presentation. We undertake no obligation, except as may be required by law, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In addition, forward- looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and present expectations or projections. These risks and uncertainties include, but are not limited to, those described in Part I, “Item 1A. Risk Factors” and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2025, and those described from time to time in our periodic and other reports filed with the Securities and Exchange Commission. Certain financial measures and comments contained in this presentation are “non-GAAP” financial measures. We believe that investors’ understanding is enhanced by disclosing these non-GAAP financial measures as a reasonable basis for comparison of our ongoing results of operations. All non-GAAP (adjusted) figures are reconciled to closest GAAP measure in the appendix. All financial metrics are presented on a continuing operations basis unless noted otherwise; all per share metrics are on a diluted basis.

Mativ’s Products Connect, Protect and Purify Our World Every Day Our Cable Wraps Enable the Connection of Offshore Windfarms Our Paper Was Used by Abraham Lincoln and is Loved by K-12 students Our Tapes Were Used in Past 40+ NHL Stanley Cups Our Optical Films Block 99%+ of UV Light Our Filtration Materials are Converted into 350+ Million Filter Elements 3 Our Filters Can Turn 2,000 liters of salt water into drinkable water for less than $1

Mativ At A Glance $2.0B TTM REVENUE $225M TTM ADJUSTED EBITDA 5,000 EMPLOYEES 100+ COUNTRIES SERVED ~60% AMERICAS ~30% EMEA ~10% APAC FAM Filtration & Advanced Materials SAS Sustainable & Adhesive Solutions 4 67% Filtration & Netting 33% Advanced Films 48% Tapes, Labels & Liners 27% Paper & Packaging 25% Healthcare & Other BY P RO DU CT C AT EG OR Y BY P RO DU CT C AT EG OR Y 39% Net Sales 61% Net Sales 45% Adj. EBITDA 55% Adj. EBITDA • All financials shown are on a trailing-twelve-month basis as of Q4 FY25 • TTM Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of GAAP to non-GAAP financial metrics, see Appendix.

38% 26% 18% 9% 6%3% Filtration & Advanced Materials Segment Overview 5 ~40% OF ANNUAL REVENUE MID-HIGH TEENS ADJ. EBITDA %1 EXPECTED GROWTH AT GDP+ RATES Cores & Tubes Apertured Films Industrial Netting Engineered Films Optical Films Medical Films Membrane Support Filtration Media REVENUE BY END MARKET Product Examples End-Market Applications2 Transportation Industrial Water & Air Healthcare Other GDP+ Construction LONG-TERM DYNAMICS 1) see Appendix 2) Based on FY25 financials

24% 21% 20% 14% 13% 5% 3% Sustainable & Adhesive Solutions Segment Overview 6 ~60% OF ANNUAL REVENUE LOW-MID TEENS ADJ. EBITDA %1 EXPECTED GROWTH AT GDP RATES Product Examples Advanced Wound Care Premium Packaging Commercial Print Consumer Products Cable Wrap/ HarnessesLabelsRelease LinersTapes REVENUE BY END MARKET End-Market Applications2 Consumer Healthcare Construction Advertising / Marketing Other Industrial GDP Transportation LONG-TERM DYNAMICS 1) see Appendix 2) Based on FY25 financials

Customer Value Chain 7 • Purification • Durability • Strength • Printability • Safety • Adhesion • Resistance • Longevity Chemicals Fibers Polymers Resins Netting Nonwovens Films Specialty Paper Converting Coating Saturation Adhesives We combine raw materials to create critical components that deliver essential performance for demanding applications to form trusted customer relationships HVAC/Air Filtration • Industrial Process • Filtration Life Sciences Transportation & Mobility • Smart Surfaces/IoT • Glass Laminations & Glazing Wind Turbines • Industrial Packaging • Infrastructure & Construction Demanding Applications

Transformation Progress Since Merger 8 Leveraging Economies of Scale $65M+ Synergies realized since merger • Procurement savings • SG&A reductions • Organizational optimization • Supply chain efficiencies • Purchase services • Leased office consolidation Significant incremental revenue growth opportunities Cross-selling • Geographic expansion • Innovation opportunities Optimizing our Footprint FACILITIES PRE-MERGER 48 FACILITIES TODAY 34 • Optimizing manufacturing footprint • Actively streamlining warehousing and distribution network • Reduced number of warehouses by 25%+ • Reduced number of ERPs by 30%+ since the merger Reducing complexity and optimizing our asset portfolio with additional manufacturing footprint modifications Repositioning the Portfolio RIGHT-SIZED DIVIDEND REDUCED NET DEBT CEASED TOBACCO EXPOSURE • Divested Engineered Papers in November 2023 • Ceased tobacco-based products markets • Focused portfolio on fastest-growing end markets • Enhanced portfolio mix • Aligned with debt reduction priorities, reduced net debt by over 40% since merger • Right-sized dividend to match growth orientation • Net debt is a non-GAAP financial measure. For a reconciliation of GAAP to non-GAAP financial metrics, see Appendix. 40%

Global Scale and Footprint With Localized Supply Chains To Serve Customers Where They Compete 9 Asia Pacific 3 Manufacturing Facilities North America 21 Manufacturing Facilities Alpharetta, GA Mativ Global Headquarters Europe 10 Manufacturing Facilities 10 321

Focused Investments Accelerate Key Growth Categories 10 FILTRATION Expected additional revenue ~$25 million New Meltblown line in Germany Q3 2024 Two new Naltex lines in the U.S. MID 2026 Supports accelerated growth in transportation and water filtration Expected additional revenue ~$30 million New Silicone Release Coater in Mexico Q1 2024 Supports accelerated growth in release liners across North and South America RELEASE LINERS SPECIALTY TAPES New Hot- Melt line in Italy LATE 2025 New Poly Calendaring line in Canada MID 2026 Supports accelerated growth in automotive and industrial tapes Expected additional revenue ~$15 million New Polymer Extrusion line in the U.K. Q4 2024 Supports accelerated growth in medical films MEDICAL FILMS Expected additional revenue ~$45 million

End-Market Snapshot: Industrial 11 High efficiency filtration media and components for industrial process solutions Interlayer films and lamination for ballistics resistance and security applications Substrates critical to protection, connection, and adhesive separation in industrial process, composites, high-tech manufacturing, cable wrapping, indoor/outdoor graphics, and specialty label applications OVERVIEW 23% OF TOTAL MATV SALES * SHARE OF PORTFOLIO Aerospace Manufacturing Commercial Vehicle Manufacturing Glass Lamination Datacenter Cooling Hydraulics Wind Blade Manufacturing Shipbuilding / Marine Offshore / Energy Cables Automation Chemical Labels Power Generation Data Cables * Based on FY25 financials

End-Market Snapshot: Transportation 12 Engine Air Filtration Oil & Fuel Filtration Cabin Air Filtration Acoustics Absorption Hydraulics Cabin Light Dispersion Paint & Surface Protection Interlayer Film Wire Harnesses Heatable Window Film Antimicrobial Film Graphics Film 18% OF TOTAL MATV SALES * SHARE OF PORTFOLIO Filter media and pleat support that meet the latest trends and specifications Industrial nets for aerospace, automotive, rail car and trucking High-performance polymer films for demanding requirements and complex solutions Substrates for tapes and cable wraps in automotive and various other transportation applications OVERVIEW * Based on FY25 financials

End-Market Snapshot: Consumer & Advertising / Marketing 13 Print advertising, media and point of sales materials enable leading brands to realize their potential Consumer packaging and label products deliver stopping power at shelf Paper, cardstock and classroom tools foster connections, education and creativity for teachers, students, crafters and small businesses Premium tape products for equipment helping athletes perform at their best with control and confidence; at all levels of sports OVERVIEW 15% / 8% OF TOTAL MATV SALES * SHARE OF PORTFOLIO Digital Print Consumer Packaging Wine Labels Paper & Cardstock Graphics & Decor Publishing DIY / Craft Papers Commercial Print Planners & Journals Athletic Tapes Fine Paper Premium Packaging * Based on FY25 financials

End-Market Snapshot: Healthcare Our healthcare portfolio includes solutions for advanced wound care, consumer wellness, device fixation, medical packaging, and a wide range of other applications Substrates critical to protection and adhesive separation for applications in the medical and personal care categories High-performance medical films and composites for consumer products and advanced wound care OVERVIEW 15% OF TOTAL MATV SALES * SHARE OF PORTFOLIO Personal Care 14 Ostomy Care Advanced Wound Care Personal Hygiene Cont. Monitoring Skin Care Dental Films Device Fixation Wound Care HME Filtration Medical Hygiene Medical Packaging * Based on FY25 financials

End-Market Snapshot: Construction 15 12% OF TOTAL MATV SALES * SHARE OF PORTFOLIO High efficiency filtration media and components used in HVAC and air pollution control applications Extruded mesh products for erosion control and soil stabilization Interlayer films for building facade and emerging smart glass applications Substrates for tapes used throughout the building envelope in windows, walls, roofing, HVAC, and electrical Substrates critical to protection and adhesive separation for applications in the specialty tape and performance label categories OVERVIEW Sealing Tapes Masking Tapes Roofing Tapes Erosion Control Industrial Labels Abrasives Water Filtration HVAC Smart Glass Electrical Tapes Soil Stabilization Plastic Fencing * Based on FY25 financials

How We Win 16 0 SAFETY INCIDENTS 15+% MATIV ADJ. EBITDA MARGINS 5%+ TOPLINE GROWTH Focus on winning our categories that are aligned with key trends, dynamics and innovation in majority of our business Filtration & Netting Demand for Clean Air and Water Advanced Films Desire to Protect High-End Finishes and Surfaces Tapes, Labels & Liners Proliferation of Tape and Adhesive Applications Paper & Packaging Sustainability and Eco-Friendly Alternatives Healthcare Focus on Personal Health and Wellness CUSTOMER COLLABORATION Enduring track record as a trusted collaborator and innovator with long-lasting blue-chip customers around the world SOLUTION DRIVEN We make it happen; customized products meet demanding performance needs EXTENSIVE PRODUCT & TECHNOLOGY PORTFOLIO Focused on unique capabilities for premium applications GLOBAL MANUFACTURING & SUPPLY CHAIN Worldwide scale and resources with local assets and service customers around the world ADVANCED MATERIAL SCIENCE Deep expertise across technologies making us the ideal innovation and development partner PEOPLE & VALUES Across the company, we are committed to responsible stewardship, improving the world around us, and a culture of integrity and accountability ORGANIC KEY CATEGORY GROWTH DRIVERS LONG-TERM GOALS

Multiple Drivers of Sustained Revenue Growth 17 Organic Key Category Growth Focus on winning our categories to drive GDP+ growth rates Focused Product Innovation Develop innovative feature-rich solutions tailored to customers’ complex problems with materials science expertise Market Adjacencies and New Applications Elevate existing products into broader markets and new use cases One Mativ Approach Convert current individual component purchases to provide holistic value chain solutions, enabling one-stop supplier relationship Strategic Cross Selling Global account management and cross-selling enablement from new reporting structure and aligned sales force model Pricing Execution and Stickiness Drive sustained price stickiness and favorable price/input cost spread with value of our solutions 1 6 2 3 4 5

Significant Opportunities for Margin Expansion 18 Favorable Price Dynamics and Price Stickiness • History of successful pricing execution • Majority of applications require qualification and provide price stickiness Improved Mix Contribution • Actively winning key categories, and prioritizing higher margin solutions • Focused portfolio approach to SKU rationalization • Growing capacity through key category investments • Fostering new product innovation through dedicated R&D investments Non-Operating Costs Reduction • $15M - $20M in cost savings expected to be realized in FY26 • Cost reductions are comprised of SG&A, operations and procurement savings Full Realization of Normalized Demand • From a volume perspective, upside opportunity from return to pre-pandemic demand levels • Significant operating leverage contribution potential Mfg. Efficiencies and Footprint Optimization • Streamlined and consistent approach to continuous improvement across all facilities and sites • Increase asset utilization and optimization • Evaluate non-performing sites and warehouses for consolidation or closure Technology Enablement • Optimization of ERP systems • Leverage full S&OP opportunity • Accelerating digital capabilities • Leverage technology to improve freight utilization and efficiency Relentless focus on demand generation and reducing complexity driving favorability for margins and shareholder value

Disciplined Prioritized Capital Allocation Framework 19 OPPORTUNISTIC SHARE REPURCHASES*VALUE-ADDED M&A INVESTMENTS DEBT REDUCTION • Priority of cash flow utilization is aggressive deleveraging and debt paydown • Major initiatives underway to significantly increase cash flow generation DIVIDEND • Current annual dividend of $0.40 • $22M annual cash outlay at current rate • Current levels allow flexibility for continued debt reduction and growth investment while still providing steady dividend returns CAPEX AT 3-4% OF REVENUE • Invest in growth and cost reduction projects that will generate favorable returns for our operations • Currently indexed toward growth, with investments in Filtration, Release Liner, Specialty Tapes and Medical Films • Evenly split between Maintenance / Growth capital expenditures CAPITAL EXPENDITURES 1 2 3 4 5 * Opportunistic share repurchases to be resumed once net leverage is within target range of 2.5x – 3.5x

Investment Highlights 20 Established Leadership Positions Collaborative and trusted supplier of choice Accelerated Growth Potential Strong end-markets, multiple category catalysts Advanced Material Sciences Expertise across diverse technologies, delivering unique and innovative solutions Broad Global Capabilities Agile manufacturing and localized supply chain options serving customers at point of demand Sustainable Margin Improvement Highly achievable, clear pathway to multi-year margin expansion Strong Financial Profile Solid cash flow, prioritized capital allocation, focus on aggressive de-leveraging

Experienced Management Team 21 Highly experienced senior management team from industrial and consumer backgrounds with over 200 years of combined experience Ryan Elwart Group President 30+ Years Industry Experience Mark Johnson Chief Legal & Administrative Officer & Corp. Secretary 20+ Years Industry Experience Rajeev Kapur Chief Information Officer 30+ Years Industry Experience Shruti Singhal President & Chief Executive Officer 30+ Years Industry Experience Titus Davis EVP, Global Operations 30+ Years Industry Experience Mike Woody Chief Procurement Officer 20+ Years Industry Experience Corey Ritchie SVP, Global Supply Chain 20+ Years Industry Experience Scott Minder Chief Financial Officer 30+ Years Industry Experience Megan Fredrick Chief Human Resources Officer 20+ Years Industry Experience

Appendix 22

Select Success Factors 23 Value-based pricing • Preferred over index-based pricing • Majority of Mativ’s customer contracts • Enables proactive pricing vs. lagged mechanism • Price realization in weeks vs. waiting for index reset • Increased pricing stickiness in volatile cost environment • Aligns with Mativ’s technical capability and strong brands • Fully offset annual raw material inflation since 2022 merger Capability-driven barriers to customer churn • Products provide substantial customer value but often represent a small portion of end-product’s cost • High quality products along with dependable service levels enable customer value proposition • Leads to long and growing customer relationships • 10+ years with Top 20 Customers (35% of sales) • Work collaboratively to create annual demand plans • Customers make complex products for demanding applications • Roughly 2/3 of our materials are specified into customers’ product design requirements • Customers are incented to build long-lasting partnerships with suppliers to avoid long, costly change-overs Highly variable cost structure • On average, ~70% of cost of goods sold (COGS) is variable • Variable cost structure, coupled with value-based pricing supports margin stability over time • Raw materials account for ~50% of COGS • Hypothetical impact from 10% change in cost per ton on pre- tax earnings absent company actions to offset: • Active energy hedging helps to significantly mitigate volatile energy prices • Focus on higher energy cost locations and seasonal usage • (i.e. Europe in Winter) Category Impact Resins & Polymers 19.7$ Pulp 12.6$ Energy (per unit) 6.6$ Top Categories % of COGS Natural Pulp & Paper 15% Resins & Polymers 13% Chemicals 7% Distribution 5% Energy 4%

Non-GAAP Reconciliations 24

Footnotes 25 1) With respect to our forward-looking expectations regarding Adjusted EBITDA, we do not provide a reconciliation to the applicable GAAP metric because we are not able to predict with reasonable certainty the reconciling items that may affect GAAP net sales without unreasonable effort. The reconciling items are uncertain, depend on various factors and could significantly impact, either individually or in the aggregate, the GAAP metric. The Company also believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors.